UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2020

NGEN TECHNOLOGIES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

Liberated Solutions, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Restructuring, Settlement and Mutual General Release Agreement

On March 31, 2020, Ngen Technologies Holdings Corp. (the “Company”) entered into that certain Restructuring, Settlement and Mutual General Release Agreement (the “Restructuring Agreement”) by and between the Company, Ngen Technologies USA Corp., a wholly owned subsidiary of the Company (“Ngen Texas”), Broken Circuit Technologies, Inc. (“Broken Circuit”), Carebourn Capital, LP (“CareBourn LP”), CareBourn, LLC (“CareBourn LLC”), More Capital LLC (“More Capital”), Auctus Fund, LLC (“Auctus”), and Santa Monica Venture Finance, Inc. (“Santa Monica”). Broken Circuit is 49.5% owned by Ed Carter, the Company’s Chief Executive Officer, Secretary and sole director until April 1, 2020 (see Item 5.02 below), and 49.4% owned by Cliff Rhee, a significant stockholder of the Company. Messrs. Carter and Rhee share voting and dispositive control over the Broken Circuit shares.

Pursuant to the terms of the Restructuring Agreement, effective as of the closing, which occurred on March 31, 2020 (the “Closing”), Santa Monica, on its own behalf and on behalf of the Santa Monica Parties (as hereinafter defined), agreed to relinquish, release and waive any and all rights relating to, and interests in, and to all of the assets, including the intellectual property of Ngen Texas or its affiliates (the “Assets”), whether claimed or actual (which were claimed pursuant to a Security Agreement between Santa Monica, Ngen Texas and Greenfield Farms Food, Inc. (“Greenfield”), the prior parent company of Ngen Texas), other than the rights granted in the Restructuring Agreement (the “Relinquishment”). In exchange for the Relinquishment and as consideration therefore, at the Closing the Company issued to Santa Monica (i) the Note (as hereinafter defined), and (ii) the Warrant (as hereinafter defined). The exchange as set forth in this paragraph is referred to herein as the “Exchange.”

The Restructuring Agreement provides that effective as of the Closing, and subject to completion of the Exchange, the Security Agreement and any and all Ngen Texas Agreements (as hereinafter defined) will be deemed automatically terminated with no further action of any person, and each of the foregoing will be of no further force and effect, and the security interest granted in the Security Agreement therein will be deemed released and of no further force or effect. As used herein, “Ngen Texas Agreements” refers, collectively, to certain promissory notes of Ngen Texas, certain warrants of Ngen Texas, and any and all other notes, debentures, securities and similar instruments between any of Santa Monica or certain of its affiliated persons (collectively, the “Santa Monica Parties”) and Ngen or any of its affiliates pursuant to which Ngen or any of its affiliates owed any amounts to any of the Santa Monica Parties, or pursuant to which any of the Santa Monica Parties have a right to acquire any debt or equity securities of Ngen Texas or any of its affiliates.

To the extent that the Security Agreement may not be terminated without the approval of Greenfield, as between Santa Monica, Ngen Texas and the Company, in the Restructuring Agreement, Santa Monica acknowledged and agreed that it will no longer have any interest in, rights to, or claims to, the collateral that is the subject of the Security Agreement. To the extent any Ngen Texas Agreement may not be terminated without the approval of any other person, as between Santa Monica, Ngen Texas and the Company, in the Restructuring Agreement, Santa Monica acknowledged and agreed that it will no longer have any interest in, rights to, or claims to, any such Ngen Texas Agreement.

As of the Closing, Santa Monica will take no further action related to a previously instituted UCC non-judicial foreclosure action pursuant to the Security Agreement and certain of the Ngen Texas Agreements.

In the Restructuring Agreement, CareBourn LP, CareBourn LLC, More Capital, Auctus and Santa Monica agreed to provide each other with certain “tag-along” rights, as provided in the Restructuring Agreement, in the event that certain sales of the Company’s common stock are effected.

The Restructuring Agreement contains customary representations, warranties and covenants.

On the Closing date, the Company also agreed to redeem from Broken Circuit all of the shares of Company common stock held by Broken Circuit pursuant to the Redemption Agreement (as hereinafter defined).

The foregoing is only a brief description of the Restructuring Agreement and does not purport to be a complete description thereof. Such description is qualified in its entirety by reference to the Restructuring Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Promissory Note

On March 31, 2020, the Company issued a promissory note in the principal amount of $774,202 (the “Note”) to Santa Monica. The Note matures on March 31, 2021. The Note bears interest at the rate of 18% per annum, simple interest, commencing on the issue date. The principal amount of the Note and all accrued and unpaid interest on the Note will be due and payable in full on the earlier of (i) the maturity date, or (ii) the date on which a Change in Control (as hereinafter defined) of the Company occurs. A “Change in Control” shall be deemed to have occurred if, after the issue date, there shall have occurred any of the following:

(i)	A complete dissolution or liquidation of the Company, or similar occurrence;
(ii)	The consummation of a merger, consolidation, acquisition, separation, reorganization, or similar occurrence, in a single transaction or a series of related transactions, where the Company is not the surviving entity or where the shareholders of the Company immediately prior to the consummation of such transaction do not continue to hold at least a majority of the voting power of the Company following the consummation of such transaction; or
(iii)	A sale or transfer of all or substantially all of the assets of the Company, each in a single transaction or a series of related transactions.

The Company may prepay all or a portion of the principal amount and any accrued and unpaid interest and any and all other amounts that may be due and payable to Santa Monica under the Note at any time.

The foregoing is only a brief description of the Note and does not purport to be a complete description thereof. Such description is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Warrant

On March 31, 2020, the Company issued a warrant to purchase shares of Company common stock to Santa Monica. Pursuant to the terms of the Warrant, Santa Monica is entitled to subscribe for and purchase from the Company 1,405,500 shares of Company common stock (subject to adjustment as set forth in the Warrant) (the “Warrant Shares”), at an exercise price of $0.0000071149 per share, as adjusted pursuant to the terms of the Warrant. The aggregate number of Warrant Shares is intended to represent a percentage equal of 31.52% of the total issued and outstanding shares of the Company as of the issue date, assuming, for the purposes of the calculation, the full exercise of the Warrant as of the issue date, and the inclusion of all Warrant Shares in the outstanding number of shares. In the event that, following the issue date and prior to full exercise of the Warrant, the Company and Santa Monica determine that there are in excess of, or less than,, 3,053,620 shares of Company common stock issued and outstanding as of the issue date, the number of Warrant Shares will be automatically adjusted such that the number of Warrant Shares equals 31.52% of the total issued and outstanding shares of the Company, as of the issue date, assuming, for the purposes of the calculation, the full exercise of the Warrant, as of the issue date, and the inclusion of all Warrant Shares in the outstanding number of shares.

Subject to the terms of the Warrant, the Warrant may be exercised at any time or from time to time during the 10-year period commencing on the issue date and ending on the tenth anniversary of the issue date.

The Warrant may be exercised, in whole or in part, by (i) the presentation to the Company of a duly executed notice of exercise specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment of the aggregate applicable exercise price. However, if the “Fair Market Value” (as hereinafter defined) of one share of Company common stock is greater than the exercise price, Santa Monica may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of the Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of the Warrant and a notice of exercise, in which event the Company shall issue to Santa Monica a number of shares of Company common stock computed using the following formula:

X = Y (A-B)

            A

Where:

X = the number of Warrant Shares to be issued to Holder.

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A = Fair Market Value of a Warrant Share at the date of such calculation.

B = Exercise Price, as adjusted to the date of calculation.

For purposes of the Warrant, the per share “Fair Market Value” means (i) if the Company’s common stock is then listed for trading on the OTC Markets or a United States or Canadian national securities exchange (as applicable, the “Trading Market”), the highest traded price of the Company’s common stock during the 20-day period during which the common stock is then tradeable on the primary Trading Market prior to the date of the applicable exercise notice or (ii) if the Company’s common stock is not then listed for trading on the OTC Markets or a United States or Canadian national securities exchange, the per share fair market value of the Warrant Shares as is determined in good faith by the Board after taking into consideration factors it deems appropriate, Including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

The number and kind of securities purchasable upon the exercise of the Warrant and the exercise price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, including stock splits, stock dividends, or share issuances, as provided in the Warrant.

The Company will not effect any exercise of the Warrant, and Santa Monica will not have the right to exercise any portion of the Warrant, to the extent that after giving effect to the conversion set forth on the applicable notice of exercise, Santa Monica and its affiliates would beneficially own in excess of 9.99% of the Company’s common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the Warrant.

The foregoing is only a brief description of the Warrant and does not purport to be a complete description thereof. Such description is qualified in its entirety by reference to the Warrant, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Redemption Agreement

On March 31, 2020 and as required by the Restructuring Agreement, the Company entered into that certain Stock Redemption Agreement (“Redemption Agreement”) by and between the Company and Broken Circuit. Pursuant to the terms of the Redemption Agreement, Broken Circuit agreed to sell and the Company agreed to purchase 33,770,389 of the Company’s common stock owned by Broken Circuit in exchange for an aggregate purchase price of $1.00.

The Redemption Agreement contains customary representations, warranties and covenants. The foregoing is only a brief description of the Redemption Agreement and does not purport to be a complete description thereof. Such description is qualified in its entirety by reference to the Redemption Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 concerning the Note is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 concerning the Warrant is incorporated herein by reference.

The Warrant was offered and sold to an accredited investor pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2020, Ed Carter notified the Board of Directors (the “Board”) of Ngen Technologies Holdings Corp. (the “Company”) of his resignation, effective immediately, from all positions with the Company. Accordingly, effective April 1, 2020, Mr. Carter ceased to be the Company’s Chief Executive Officer, Secretary and sole director. Mr. Carter’s resignation is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Immediately prior to Mr. Carter’s resignation, also on April 1, 2020, the Board named Scott Lucas as a director of the Company and also appointed Mr. Lucas as the Company’s Chief Executive Officer. Mr. Lucas, age 68, has served as Secretary, Treasurer and a director of daData, Inc., a company 50% owned by Mr. Lucas, since 2011. From 2002 to 2011, Mr. Lucas served as Chief Operating Officer of daData, Inc. Mr. Lucas also served as President and director of USA Voice Mail, Inc., of which Mr. Lucas was 50% owner. Prior to 2011, Mr. Lucas had an extensive history as an executive of various companies, including as principal executive officer and principal financial officer. Mr. Lucas received his B.S. in Business Administration from the University of California, Berkley in 1973.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Restructuring, Settlement and Mutual General Release Agreement dated March 31, 2020 by and between the registrant, Ngen Technologies USA Corp., Broken Circuit Technologies, Inc., Carebourn Capital, LP, CareBourn, LLC, More Capital LLC, Auctus Fund, LLC, and Santa Monica Venture Finance, Inc.
10.2	Promissory Note Issued on March 31, 2020 to Santa Monica Venture Finance, Inc.
10.3	Warrant Issued on March 31, 2020 to Santa Monica Venture Finance, Inc.
10.4	Stock Redemption Agreement dated March 31, 2020 by and between the registrant and Broken Circuit Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2020

NGEN TECHNOLOGIES HOLDINGS CORP.

By:	/s/ Scott Lucas
Scott Lucas
Chief Executive Officer